EXHIBIT 99.1

JOINT FILING STATEMENT

We, the undersigned, hereby express our agreement that the attached Schedule 13G (or any amendments thereto) relating to the Common Stock of Weave Communications, Inc. is filed on behalf of each of us.

Dated: February 14, 2024

Pelion Ventures VI, L.P.

By:

Pelion Venture Partners VI, L.L.C.

its

General Partner

By:

/s/ Blake G. Modersitzki

Name: Blake G. Modersitzki

Title: Managing Member

Pelion Ventures VI-A, L.P.

By:

Pelion Venture Partners VI, L.L.C.

its

General Partner

By:

/s/ Blake G. Modersitzki

Name: Blake G. Modersitzki

Title: Managing Member

Pelion Venture Partners VI, L.L.C.

By:

/s/ Blake G. Modersitzki

Name: Blake G. Modersitzki

Title: Managing Member

Pelion Ventures VII L.P.

By:

Pelion Venture Partners VII, L.L.C.

its

General Partner

By:

/s/ Blake G. Modersitzki

Name: Blake G. Modersitzki

Title: Managing Member

Pelion Ventures VII-A, L.P.

By:

Pelion Venture Partners VII, L.L.C.

its

General Partner

By:

/s/ Blake G. Modersitzki

Name: Blake G. Modersitzki

Title: Managing Member

Pelion Ventures VII-Entrepreneurs Fund, L.P.

By:

Pelion Venture Partners VII, L.L.C.

its

General Partner

By:

/s/ Blake G. Modersitzki

Name: Blake G. Modersitzki

Title: Managing Member

Pelion Venture Partners VII, L.L.C.

By:

/s/ Blake G. Modersitzki

Name: Blake G. Modersitzki

Title: Managing Member

/s/ Blake G. Modersitzki

Blake G. Modersitzki